UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2017

SIGNAL BAY, INC.
(Exact name of registrant as specified in its charter)

Colorado

(State or other jurisdiction of incorporation)

000-12350	47-1890509
(Commission File No.)	(IRS Employer Identification No.)

62930 O.B. Riley Rd #300 Bend, OR	97703
(Address of principal executive offices)	(zip code)

541-633-4568
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 3.03 Material Modification to Rights of Security Holders

On March 12, 2017, the holders of a majority of the Series B and C preferred stock of Signal Bay, Inc. (the “Company”), respectively, elected to amend the Series B and C preferred stock designations to remove anti-reverse stock split provisions, so that now the conversion of preferred stock to common stock shall be downwardly adjusted upon a reverse stock split by the Company.

Item 9.01 Financial Statements and Exhibits.

99.1	Certificate of Designation, Preferences and Rights of Series B Preferred Stock of Signal Bay, Inc. (Amended as of March 12, 2017)

99.2	Certificate of Designation, Preferences and Rights of Series C Preferred Stock of Signal Bay, Inc. (Amended as of March 12, 2017)

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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Signal Bay, Inc.

Dated: March 12, 2017	By:	/s/ William Waldrop
	Name:	William Waldrop
	Title:	CEO

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